Exhibit 99.1
                                                                   ------------

                             Joint Filer Information
                             -----------------------

Name and Address of Reporting Person:         Phlcorp, Inc.
                                              529 East South Temple
                                              Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:     Avistar Communications Corporation
                                              (AVSR)

Relationship of Joint Filer to Issuer:        10% Owner (1)

Date of Event Requiring Statement:            December 23, 2009

Designated Filer:                             Leucadia National Corporation



Signature:

PHLCORP, INC.

By: /s/ Joseph A. Orlando
    ---------------------------------
    Name: Joseph A. Orlando
    Title: Vice President


Dated: December 23, 2009



(1) Directly owned by Baldwin Enterprises, Inc. ("Baldwin"). Indirectly owned by Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). Baldwin is a wholly-owned subsidiary of Phlcorp, and Phlcorp is a wholly-owned subsidiary of Leucadia.

                             Joint Filer Information
                             -----------------------


Name and Address of Reporting Person:         Baldwin Enterprises, Inc.
                                              529 East South Temple
                                              Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:     Avistar Communications Corporation
                                              (AVSR)

Relationship of Joint Filer to Issuer:        10% Owner (1)

Date of Event Requiring Statement:            December 23, 2009

Designated Filer:                             Leucadia National Corporation




Signature:

BALDWIN ENTERPRISES, INC.

By: /s/ Joseph A. Orlando
    ---------------------------------
    Name: Joseph A. Orlando
    Title: Vice President


Dated: December 23, 2009


(1) Directly owned by Baldwin Enterprises, Inc. ("Baldwin"). Indirectly owned by Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). Baldwin is a wholly-owned subsidiary of Phlcorp, and Phlcorp is a wholly-owned subsidiary of Leucadia.